                                                                    Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                       THL Agiliti LLC

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Earliest Transaction Required to
be Reported:                               April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL AGILITI LLC

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Thomas H. Lee Equity Fund VIII, L.P.

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Thomas H. Lee Parallel
                                           Fund VIII, L.P.

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Fund VIII Coinvestment
                                           Partners, L.P.

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL FUND VIII COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Executive Fund VIII, L.P.

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL EXECUTIVE FUND VIII, L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Equity Fund VIII Investors
                                           (Agiliti), L.P.

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VIII INVESTORS (Agiliti), L.P.
By: THL Equity Advisors VIII, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Equity Advisors VIII, LLC

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS VIII, LLC
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Thomas H. Lee Partners, L.P.

Address of Joint Filer:                    100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Earliest Transaction Required to
be Reported:                               April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       FS Sponsor LLC

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Earliest Transaction Required to
be Reported:                               April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

FS SPONSOR LLC

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Managers VIII, LLC

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Earliest Transaction Required to
be Reported:                               April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL MANAGERS VIII, LLC
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       THL Holdco, LLC

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     10% Owner
                                           Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Earliest Transaction Required to
be Reported:                               April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By:                      /s/ Joshua M. Nelson
                         -------------------------------------------------------
Name:                    Joshua M. Nelson
Title:                   Managing Director

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Michael A. Bell

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

        /s/ Michael A. Bell
--------------------------------------------------------------------------------
        Michael A. Bell

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Joshua M. Nelson

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

        /s/ Joshua M. Nelson
--------------------------------------------------------------------------------
        Joshua M. Nelson

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Megan M. Preiner

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

        /s/ Megan M. Preiner
--------------------------------------------------------------------------------
        Megan M. Preiner

Dated: April 23, 2021

                            Joint Filer Information
                                  (continued)

Name of Joint Filer:                       Scott M. Sperling

Address of Joint Filer:                    c/o Thomas H. Lee Partners, L.P.
                                           100 Federal Street, 35th Floor
                                           Boston, MA 02110

Relationship of Joint Filer to Issuer:     Director

Issuer Name and Ticker or Trading Symbol:  Agiliti, Inc. [AGTI]

Date of Event Requiring
Statement (Month/Day/Year):                April 23, 2021

Designated Filer:                          Thomas H. Lee Advisors, LLC

Signature:

        /s/ Scott M. Sperling
--------------------------------------------------------------------------------
        Scott M. Sperling

Dated: April 23, 2021